PENNFED FINANCIAL SERVICES, INC.
                           DIRECTOR'S RETIREMENT PLAN






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                        PENNFED FINANCIAL SERVICES, INC.
                           DIRECTOR'S RETIREMENT PLAN

                             EFFECTIVE MARCH 1, 2003

                                     Purpose
                                     -------

     The purpose of the Plan is to provide retirement benefits to those Directors that are selected to be Participants herein in recognition of the valuable services heretofore performed and/or hereinafter performed by such Directors on behalf of the Company or the Bank. The Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.

                                    ARTICLE I
                                   Definitions
                                   -----------

     For purposes of the Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

     "Affiliates" shall mean any entity that, directly or indirectly, through
     ------------
     one or more intermediaries, controls, is controlled by, or is under common control with the Company.

     "Bank" shall mean Penn Federal Savings Bank.
     ------

     "Board" shall mean the board of directors of the Company.
     -------

     "Change in Control" shall have the same meaning as set forth in the
     --------------------
     employment agreement of the Chief Executive Officer of the Company as in effect on January 1, 2003.

     "Claimant" shall have the meaning set forth in Section 13.1.
     ----------

     "Code" shall mean the Internal Revenue Code 1986, as it may be amended
     ------
     from time to time.

     "Committee" shall mean the committee described in Article 10
     -----------

     "Company" shall mean PennFed Financial Services, Inc.
     ---------

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     "Director" shall mean a properly appointed director or advisory
     ----------
     director of the Company or the Bank.

     "Equivalent Actuarial Value" shall mean a benefit of equivalent value to
     ---------------------------
     another form of benefit, computed on the basis of an interest rate factor of 7 percent per annum. Notwithstanding the foregoing, the Equivalent Actuarial Value of any payment made on account of a Change in Control shall be determined by using the discount rate under Proposed Treasury Regulation
     Section 1.280G-1, Q&A 32, or the successor regulation thereto on the date of the payment (i.e., as of the effective date of the Plan, 120 percent of the applicable Federal rate as determined under Section 1274(d) and the regulations thereunder, compounded semiannually).

     "ERISA" shall mean the Employee Retirement Income Security Act of
     -------
     1974, as it may be amended from time to time.

     "Monthly Benefit" shall mean one twelfth (1/12) of the Participant's
      ------------------
      Retirement Benefit.

     "Normal Retirement Date" shall mean, unless provided otherwise in the
     ------------------------
     Participant's Plan Agreement, the later of (i) the date of the Participant's Retirement or (ii) the Participant's attainment of age sixty-five (65).

     "Participant" shall mean any Director (i) who is selected to participate in
     -------------
     the Plan, (ii) who signs a Plan Agreement, and (iii) whose signed Plan Agreement is accepted by the Committee; provided however, no Director who is a full time employee of the Company or the Bank shall be permitted to become, or to continue as, a Participant in the Plan. A spouse or former spouse of a Participant shall not be treated as a Participant in the Plan or have a Retirement Benefit under the Plan, even if he or she has an interest in the Participant's benefits under the Plan as a result of applicable law or property settlements resulting from legal separation or divorce.

     "Payout Period" shall mean 120 Months, subject to Section 3.2.
     -------------

     "Plan" shall mean this Director's Retirement Plan, which shall be
     ------
     evidenced by this instrument and by each Plan Agreement, as they may be amended from time to time.

     "Plan Agreement" shall mean a written agreement, as may be amended from
     ---------------
     time to time, which is entered into by and between the Company and a Participant. Should there be more than one Plan Agreement, the Plan Agreement bearing the latest date of acceptance by the Company shall supersede all previous Plan Agreements in their entirety and shall govern such entitlement. The terms of any Plan Agreement may be different for any Participant, and any Plan Agreement may limit the benefits otherwise provided under the Plan.

     "Retirement" shall mean the Participant's complete cessation of services as
     ------------
     a Director in any capacity, for any reason other than a Termination for Cause.

     "Retirement Benefit" shall mean an annual benefit equal to 70 percent of
     --------------------
     the Participant's annual director fees payable by the Company and the Bank to the Participant as of the date of the Participant's Retirement.



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     "Termination   for  Cause"  or  "Terminated   for  Cause"  shall  mean  the
     --------------------------      -------------------------
     involuntary   termination  of  service  of  a  Participant  on  account  of dishonesty, incompetence, willful misconduct, breach of a fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (excluding violations which do not have a material adverse affect on the Company) or final cease-and-desist order. No act or failure to act by the Participant shall be considered willful unless the Participant acted or failed to act with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Company. The Participant shall not be deemed to have been Terminated for Cause unless and until there shall have been delivered to the Participant a copy of a resolution, duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board of Directors at a meeting of the Board duly
     called  and  held  for  such  purpose  (after   reasonable  notice  to  the
     Participant and an opportunity for the Participant, together with the Participant's counsel, to be heard before the Board), stating that in the good faith opinion of the Board of Directors the Participant has engaged in conduct described in the preceding sentence and specifying the particulars thereof in detail.

     "Trust"  shall  mean any trust  established  between  the  Company  and the
     -------
     trustee named therein to provide benefits hereunder, as amended from time to time.

     "Vested" shall mean the  non-forfeitable  portion of the Retirement Benefit
     --------
     to which the Participant is entitled in the event of his Retirement.

     "Vesting Percentage" shall mean the percentage of the Retirement Benefit in
     --------------------
     which the Participant has Vested. Such Vesting Percentage shall be determined in accordance with the vesting schedule, if any, contained in the Participant's Plan Agreement. Vesting shall continue until the Participant experiences a Retirement or a Termination for Cause. Notwithstanding any other provision herein or any vesting schedule set forth in a Plan Agreement, the Retirement Benefit of each Participant serving as a Director immediately prior to a Change in Control shall be 100% Vested upon a Change in Control.

                                    ARTICLE 2
                       Selection, Enrollment, Eligibility
                       ----------------------------------

2.1  Selection  by  Committee.  Participation  in the Plan  shall be  limited to
     -------------------------
     Directors selected by the Committee in its sole discretion from time to time.


2.2  Enrollment  Requirements.  As a condition to  participation,  each Director
     -------------------------
     shall complete, execute and return to the Committee a Plan Agreement. In addition, the Committee shall establish from time to time such other enrollment requirements as it determines in its sole discretion are necessary or appropriate.

2.3  Eligibility; Commencement of Participation. Provided a Director selected to
     -------------------------------------------
     participate in the Plan has met all enrollment requirements set forth in the Plan and required by the Committee, including returning all required documents to the Committee, that Director shall commence participation in the Plan on the date his Plan Agreement is executed by the Company.

                                    ARTICLE 3
                                    Benefits
                                    --------

3.1  Retirement  Benefit.  Subject to the provisions of Article 7, a Participant
     -------------------
     shall be entitled to his Vested Monthly Benefit upon his Normal Retirement Date, payable over the Payout Period. The Payout Period shall commence on the first day of the month next following the Participant's Normal Retirement Date.

3.2  No Death Benefit. If the Participant dies while still providing services as
     ----------------
     a Director, no death benefit shall be paid from this Plan. If the Participant dies after he has commenced receiving benefits under Section 3.1, then Retirement Benefit payments to the Participant shall cease with the payment made on the first day of the month in which the Participant's death occurs.

3.3  Retirement Prior to Normal Retirement Date. If the Participant's Retirement
     ------------------------------------------
     occurs before reaching his Normal Retirement Date, the Participant shall be entitled to his Vested Monthly Benefit, commencing when he reaches his Normal Retirement Date.

3.4  Limitation  on  Benefits.  The  Retirement  Benefit  to  be  provided  to a
     ------------------------
     Participant is subject to forfeiture and certain other limitations under the provisions of Article 8 of the Plan.

3.5  Tax  Withholding  from  Distributions.  The Company,  an Affiliate,  or the
     -------------------------------------
     trustee of the Trust, if any, shall withhold from any payments made to a Participant all federal, state and local income, employment and other taxes required to be withheld by the Company, an Affiliate, or the trustee of the Trust, in connection with such payments, in amounts and in a manner to be determined in the sole discretion of the Company and the trustee of the Trust.

                                    ARTICLE 4
                    In-Service Withdrawals and Distributions
                    ----------------------------------------

No in-service withdrawals or distributions are permitted under the Plan.

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                                    ARTICLE 5
                                     Vesting
                                     -------

     The Participant shall become Vested in his Retirement Benefit in accordance with the vesting schedule in his Plan Agreement. If no such vesting schedule is provided in the Participant's Plan Agreement, the Participant shall be fully Vested in his Retirement Benefit, subject to the forfeiture provisions and other limitations set forth in Article 7.

                                    ARTICLE 6
                            Participant Contributions
                            -------------------------

Participant contributions are neither permitted nor required under the Plan.

                                    ARTICLE 7
                                     Funding
                                     -------

7.1  Funding Generally.  The Company's and its Affiliate's obligations under the
     -----------------
     Plan shall be an unfunded and unsecured promise to pay. The Company and its Affiliates shall not be obligated under any circumstances to fund in advance its obligations under the Plan, and when the benefit amount is paid it shall be expensed out of the general assets of the Company and its Affiliates.

7.2  Option to Fund Informally. Notwithstanding Section 7.1, the Company and its
     -------------------------
     Affiliates may, at its sole option, or by agreement, informally fund its obligations under the Plan in whole or in part, provided, however, that in no event shall such informal funding be construed to create any trust fund, escrow account or other security for any Participant with respect to the payment of any benefit under the Plan, other than as permitted by Internal Revenue Service and Department of Labor rules and regulations for unfunded supplemental retirement plans.

                                    ARTICLE 8
                             Forfeiture of Benefits
                             ----------------------

8.1  Termination  for  Cause.  If  a  Participant's  service  as a  Director  is
     ------------------------
     Terminated for Cause, no benefits shall be paid to him under the Plan. If the Participant has commenced receiving his Retirement Benefit and it is subsequently determined that he was Terminated for Cause, then his Retirement Benefit shall immediately cease and the Participant shall be obligated to return to the Company or the Bank, whichever is applicable, the cumulative amount of the Retirement Benefit previously paid under the Plan.

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8.2  Regulatory  Provisions.  The  obligations  of the Company to a  Participant
     -----------------------
     under the Plan are subject to the following restrictions:

     (a)  Temporary  Suspension or  Prohibition.  If a Participant  is suspended
          --------------------------------------
          and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under Section 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act ("FDIA"), 12 U.S.C. ss.1818(e)(3) and (g)(1), the Company's obligations to such Participant under the Plan shall be suspended as of the date of service of such notice, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Company may in its discretion reinstate in whole or in part any of its obligations which were suspended.

     (b)  Permanent  Suspension  or  Prohibition.  If a  Participant  is removed
          ---------------------------------------
          and/or permanently prohibited from participating in the conduct of the Bank 's affairs by an order issued under Section 8(e)(4) or (g)(1) of the FDIA, 12 U.S.C. ss.1818(e)(4) and (g)(1), all obligations of the Bank to such Participant under the Plan shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

     (c)  Default.  If the Bank is in default (as defined in Section  3(x)(1) of
          --------
          the FDIA), all obligations of the Bank to Participants under the Plan shall terminate as of the date of default, but this provision shall not affect any vested rights of the contracting parties.

     (d)  Termination  by  Regulators.   All   obligations  of  the  Company  to
          ----------------------------
          Participants under the Plan shall be terminated, except to the extent determined that continuation of the Plan is necessary for the continued operation of the Bank: (i) by the Director of the Office of Thrift Supervision (the "OTS Director") or his designee, at the time the Federal Deposit Insurance Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of the FDIA; or (ii) by the OTS Director or his designee, at the time the OTS Director or his designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the OTS Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by any such action.

     (e)  Other  Regulatory  Restrictions on Payment.  Notwithstanding  anything
          -------------------------------------------
          herein to the contrary, (1) any payments made by the Company under the Plan shall be subject to and conditioned upon compliance with 12 U.S.C. ss.1828(k) and any regulations promulgated thereunder and (2) payments contemplated to be made by the Company under the Plan shall not be immediately payable to the extent such payments are barred or prohibited by an action or order issued by the Federal Deposit Insurance Corporation.

                                    ARTICLE 9
                     Termination, Amendment or Modification
                     --------------------------------------

9.1  Termination.  Although the Company  anticipates  that it will continue as a
     ------------
     sponsor of the Plan for an indefinite period of time, there is no guarantee that it will continue as a sponsor of the Plan or will not terminate its sponsorship of the Plan at any time in the future. Accordingly, the Company reserves the right to terminate its sponsorship of the Plan at any time with respect to any or all of its Participants, by action of the Board. Upon termination of sponsorship of the Plan by the Company, the Retirement Benefit of each affected Participant shall be determined as if he had experienced a Retirement on the date Plan sponsorship is terminated. Benefits shall be paid to affected Participants as follows: Prior to a Change in Control, the Company shall have the right, in its sole discretion, to pay or require its Affiliates to pay the Equivalent
     Actuarial Value of the Retirement Benefits in a lump sum; otherwise payments shall be made as provided for in Article 3. After a Change in Control, the Company and its Affiliates shall be required to pay the Equivalent Actuarial Value of the Retirement Benefit in a lump sum. The termination of sponsorship of the Plan or the termination of the Plan shall not adversely affect any Participant who has become entitled to the payment of any benefits under the Plan as of the date of termination; provided, however, that the Company shall have the right to accelerate payments without a premium or prepayment penalty by paying the Equivalent Actuarial Value of the remaining benefits in a lump sum.

9.2  Amendment.  The Company may, at any time, amend or modify the Plan in whole
     ----------
     or in part by action of the Board; provided, however, that no amendment or modification shall be effective to decrease or restrict the value of a Participant's Vested Benefit determined at the time the amendment or modification is made, calculated as if the Participant had experienced a Retirement as of the effective date of the amendment or modification. The amendment or modification of the Plan shall not affect any Participant who has become entitled to the payment of benefits under the Plan as of the date of the amendment or modification; provided, however, that the Company shall have the right to accelerate payments without a premium or prepayment penalty by paying the Equivalent Actuarial Value of the unpaid Monthly Benefits in a lump sum.

9.3  Effect of Payment.  The full payment of the  applicable  benefit  under the
     ------------------
     Plan shall completely discharge all obligations to a Participant under the Plan.

                                   ARTICLE 10
                                 Administration
                                 --------------

10.1 Committee Duties. The Plan shall be administered by a Committee which shall
     ----------------
     consist of the Board, or such committee as the Board shall appoint. Members of the Committee may be Participants under the Plan. The Committee shall also have the discretion and authority to (i) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of the Plan and (ii) decide or resolve any and all questions including interpretations of the Plan, as may arise in connection with the Plan. Any individual on the Committee who is a Participant shall not vote or act on any matter relating solely to himself. When making a determination or calculation, the Committee shall be entitled to rely on information furnished by a Participant or the Company.

10.2 Agents. In the  administration of the Plan, the Committee may, from time to
     ------
     time, employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to the Company and its Affiliates.

10.3 Binding  Effect of Decisions.  The decision or action of the Committee with
     ----------------------------
     respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

10.4 Indemnity of Committee.  The Company shall  indemnify and hold harmless the
     ----------------------
     members of the Committee, and any person to whom the duties of the Committee may be delegated, against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to the Plan, except in the case of gross misconduct by the Committee or any of its members or any such delegate.

10.5 Information.  To enable the Committee to perform its functions, the Company
     -----------
     and its Affiliates shall supply full and timely information to the Committee as the Committee may reasonably request.

                                   ARTICLE 11
                          Other Benefits and Agreements
                          -----------------------------

     The benefits provided for a Participant under the Plan are in addition to any other benefits available to such Participant under any other plan or program sponsored by the Company or its Affiliates. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided therein.

                                   ARTICLE 12
                                Claims Procedures
                                -----------------

12.1 Presentation of Claim. Any Participant  (such Participant being referred to
     ----------------------
     below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

12.2 Notification of Decision.  The Committee shall consider a Claimant's  claim
     -------------------------
     within a reasonable time, and shall notify the Claimant in writing:

     (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

     (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

          (i) the specific reason(s) for the denial of the claim, or any part of it;

          (ii) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

          (iii)a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

          (iv) an explanation of the claim review procedure set forth in Section
               13.3 below.

12.3 Review of a Denied  Claim.  With 60 days after  receiving a notice from the
     --------------------------
     Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

     (a)  may review pertinent documents;

     (b)  may submit written comments or other documents; and/or

     (c) may request a hearing, which the Committee, in its sole discretion, may grant.

12.4 Decision  on Review.  The  Committee  shall  render its  decision on review
     --------------------
     promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

     (a)  specific reasons for the decision;

     (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

     (c)  such other matters as the Committee deems relevant.

12.5 Legal Action. A Claimant's compliance with the foregoing provisions of this
     -------------
     Article 12 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under the Plan.

                                   ARTICLE 13
                                      Trust
                                      -----

13.1 Establishment  of the Trust.  The Company may establish the Trust upon such
     ----------------------------
     terms as it deems appropriate.

13.2 Interrelationship  of the Plan and the Trust.  The  provisions of the Plan,
     ---------------------------------------------
     including a Participant's Plan Agreement, shall govern the rights of such Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Company, its Affiliates, Participants and the creditors of the Company and its Affiliates to the assets transferred to the Trust. The Company and its Affiliates shall at all times remain liable to carry out its obligations under the Plan.

13.3 Investment of Trust Assets.  The trustee of the Trust shall be  authorized,
     --------------------------
     upon written instructions received from the Committee or investment manager appointed by the Committee, to invest and reinvest the assets of the Trust in accordance with the applicable trust agreement.

13.4 Distributions  From the Trust. The Company and its Affiliates'  obligations
     ------------------------------
     under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust and any such distribution shall reduce the Company's and its Affiliates' obligations under the Plan.

                                   ARTICLE 14
                                  Miscellaneous
                                  -------------

14.1 Status of Plan.  The Plan is  intended  to be a plan that is not  qualified
     --------------
     within the meaning of Code Section 401(a). The Plan shall be administered and interpreted to the extent possible in a manner consistent with that intent.

14.2 Unsecured General Creditor.  Participants and their  beneficiaries,  heirs,
     --------------------------
     successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of the Company or its Affiliates. For purposes of the payment of benefits under the Plan, any and all assets of the Company or its Affiliates shall be, and remain the general, unpledged and unrestricted assets of such entity. The Company's and its Affiliates' obligation under the Plan shall be merely of an unfunded and unsecured promise to pay money in the future.

14.3 Liability.  The Company's or its  Affiliates'  liability for the payment of
     ---------
     benefits shall be defined only by the Plan including a Participant's Plan Agreement. The Company or its Affiliates shall have no obligation to a Participant under the Plan except as expressly provided in the Plan including such Participant's Plan Agreement.

14.4 Nonassignability. Neither a Participant nor any other person shall have any
     ----------------
     right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance allowed by a Participant or any other person, be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise.

14.5 Not a  Contract  of  Employment.  The  terms  and  conditions  of the Plan,
     --------------------------------
     including a Participant's Plan Agreement, shall not be deemed to constitute a contract of employment between the Company or its Affiliates and a Participant. Nothing in the Plan shall be deemed to give a Participant the right to be retained in the service of the Company or its Affiliates as a director or to interfere with the right of the Company or its Affiliates to discipline, discharge or refuse to renominate such Participant at any time.

14.6 Furnishing Information.  A Participant will cooperate with the Committee by
     -----------------------
     furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to, taking such physical examinations as the Committee may deem necessary.

14.7 Terms.  Whenever any words are used herein in the masculine,  they shall be
     -----
     construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

14.8 Captions. The captions of the articles, sections and paragraphs of the Plan
     --------
     are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

14.9 Governing  Law.  Subject  to ERISA,  the  provisions  of the Plan  shall be
     ---------------
     construed and interpreted according to the internal laws of the State of New Jersey without regard to its conflicts of laws and principles.

14.10Notice.  Any  notice or filing  required  or  permitted  to be given to the
     ------
     Committee under the Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below.

          Board of Directors
          PennFed Financial Services, Inc.
          622 Eagle Rock Avenue
          West Orange, New Jersey 07052-2989

     Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification. Any notice or filing required or permitted to be given to a Participant under the Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of such Participant.

14.11 Successors. The provisions of the Plan shall bind and inure to the benefit
      ----------
      of the Company or its Affiliates, and their successors and assigns and the Participant and the Participant's designated Beneficiaries.

14.12 Spouse's Interest. The interest in the benefits hereunder of a spouse of a
      ------------------
      Participant who has predeceased the Participant shall automatically passto the Participant and shall not be transferable by such spouse in any manner including, but not limited to, such spouse's will, nor shall such interest pass under the laws of intestate succession.

14.13 Validity. In case any  provision  of the Plan  shall be illegal or invalid
      --------
      for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but the Plan shall be constructed and enforced as if such illegal or invalid provision had never been inserted herein.

14.14 Incompetent. If the Committee  determines in its discretion that a benefit
      -----------
      under the Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct paymentof such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant, and shall be a complete discharge of any liability under the Plan for such payment amount

14.15 Court Order. The Committee is authorized to make any payments  directed by
      -----------
      court order in any action in which thePlan or the Committee has been named as a party. In addition, if a court determines that a spouse or former spouse of a Participant has an interestin the Participant's benefits under the Plan in connection with a property settlement or otherwise, the Committee, in its sole discretion shall havethe right, notwithstanding any election made by the Participant, to immediately distribute the spouse'sor former spouse's interest in the Participant's benefits under the Plan to that spouse or former spouse.

14.16 Distribution in the Event of  Taxation.  If,  for any  reason,  all or any
      ---------------------------------------
      portion of a Participant's benefits under the Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Committee for a distribution of that portion of his benefit that has become taxable.Upon the grant of such a petition, which grant shall not be unreasonably withheld (and, after a Change in Control, shall be granted),the Company or an Affiliate shall distribute to the Participant immediately available funds in an amount equal to the taxable portion of his benefit (which amount shall not exceed such Participant's Equivalent Actuarial Value of his unpaid Monthly Benefits).If the petition is granted, the tax liability distribution shall be made within 90 days of the date when the Participant's petition is granted. Such a distribution shall affect and reduce the benefits to be paid under the Plan.

14.17 Insurance.  The Company or its  Affiliates, on its own behalf or on behalf
      ---------
     of the trustee of the Trust, and, in its sole discretion, may apply for and procure insurance on the life of any Participant, in such amounts and in such forms as it may choose. The Company or its Affiliates or the trustee of the Trust, as the case may be, shall be the sole owner and beneficiary of any such insurance. No Participant shall have any interest whatsoeverin any such policy or policies, and a Participant shall at the request of the Company submit to medical examinations and supply such information and execute such documents as may be required by the insurance company or companies to whom the Company or its Affiliates has applied for insurance.

14.18 Legal Fees To Enforce Rights After Change in Control. The Company is aware
      -----------------------------------------------------
      that upon the occurrence of a Change in Control, the Board (which might then be comprised of new members) or stockholders of the Company, its Affiliates, or of any successor corporation, might then cause or attemptto cause the Company, its Affiliates, or such successor to refuse to comply with its obligations under the Plan and might cause or attempt to causethe Company or its Affiliates to institute, or may institute, litigation seeking to deny Participants the benefits intended under the Plan.In these circumstances, the purpose of the Plan could be frustrated. Accordingly, if, following a Change in Control,it should appear to any Participant that the Company, its Affiliates, or any successor corporation has failed to comply with any of its obligations under the Plan or any agreement thereunder, or, if the Company, its Affiliates, or any other person takes any action to declare the Plan void or unenforceable or institutes any litigation or otherlegal action designed to deny, diminish or to recover from any Participant the benefits intended tobe provided, then the Company and its Affiliates irrevocably authorizes such Participant to retain counsel of his choice at the expense of the Company or its Affiliates to represent such Participant in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company, its Affiliates,or any director, officer, stockholder or other Affiliate of the Company or any successor thereto in any jurisdiction.

          The Company has signed the Plan as of March 1, 2003.


                        PENNFED FINANCIAL SERVICES, INC.

                         By: __________________________
                         Name: ________________________
                        Title: _________________________

                        PENNFED FINANCIAL SERVICES, INC.
                      DIRECTOR'S RETIREMENT PLAN AGREEMENT

     PennFed Financial Services, Inc. ("PennFed") sponsors the PennFed Financial Services, Inc. Director's Retirement Plan (the "Plan"). PennFed and the undersigned director (the "Director") hereby agree, for good and valuable consideration, the value of which is hereby acknowledged, that the Director shall participate in the Plan as such Plan is currently in effect and as the same may hereafter be modified or amended. The Director does hereby acknowledge that he has been provided with a copy of the Plan as currently in effect and he does specifically agree to the terms and conditions thereof. The Director understands that his receipt of benefits under the Plan shall be subject to all provisions of the Plan. All capitalized terms not defined herein shall have the meaning assigned to them under the Plan.

    PROVISIONS REGARDING PLAN BENEFITS, VESTING, AND YEARS OF VESTING CREDIT

     1. No limitations other than those contained in the Plan and this Plan Agreement shall apply to the Director's entitlement to benefits under the Plan.

     2. The Participant shall vest in his Retirement Benefit ratably over a period of 120 months.

     3. For purposes of determining the Participant's Vesting Percentage, the Participant shall be credited with all months during which the Participant was a Director preceding the effective date of his participation in this Plan.

     The Director understands that he may at any time, upon written request to the Committee, obtain a copy of the Plan as then in effect.


                                                       ------------------ , 2003

                                                       -------------------------
                                                                      , Director


PENNFED FINANCIAL SERVICES, INC.


By:                                                                       , 2003
       ------------------------------------             ------------------
Name:
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Title:
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